                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Peck and Thomas D. Henrion, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), and the Annual Report on Form 10-K of the Cooperative for the fiscal year ended October 31, 1996, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name                               Title                              Date
----                               -----                              ----
/s/ William E. Allen               Director,                          12/11/96
----------------------------       Secretary
William E. Allen



/s/ James G. Cocolin               Director                           12/11/96
----------------------------
James G. Cocolin


/s/ Darrell M. Dunafon             Director                           12/11/96
----------------------------
Darrell M. Dunafon


/s/ Benny E. Edwards               Director                           12/11/96
----------------------------
Benny E. Edwards



----------------------------       Director,                          --------
Leon W. Harman                     Vice Chairman


/s/ Thomas D. Henrion              Director,                          12/11/96
----------------------------       President,
Thomas D. Henrion                  Chief Executive
                                   Officer



/s/ Edward J. Henriquez, Jr.       Director                           12/11/96
----------------------------
Edward J. Henriquez, Jr.



/s/ William V. Holden              Vice President,                    12/11/96
----------------------------       Chief Financial Officer
William V. Holden                  (Principal Accounting Officer)
                                   (Principal Financial Officer)



/s/ Paul A. Houston                Director                           12/11/96
----------------------------
Paul A. Houston


/s/ Grover G. Moss                 Director                           12/11/96
----------------------------
Grover G. Moss


/s/ David G. Neal                  Director,                          12/11/96
----------------------------       Treasurer
David G. Neal



/s/Robert P. Peck                  Director,                          12/11/96
----------------------------       Chairman
Robert P. Peck


/s/ Edward W. Rhawn                Director                           12/11/96
----------------------------
Edward W. Rhawn


/s/ Jack M. Richards               Director                           12/11/96
----------------------------
Jack M. Richards



/s/ James B. Royster               Director                           12/11/96
----------------------------
James B. Royster


/s/ Dean M. Sorgdrader             Director                           12/11/96
----------------------------
Dean M. Sorgdrader


/s/ Calvin G. White                Director                           12/11/96
----------------------------
Calvin G. White


/s/ Ronald J. Young                Director                           12/11/96
----------------------------
Ronald J. Young